Exhibit 10.50
EXECUTION COPY
AMENDMENT NO. 11 dated as of April 10, 2008 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Administrative Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Bank of America, N.A. (as successor by merger to Fleet National Bank), as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same is hereby amended and may be amended, supplemented or otherwise modified, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.
     Pursuant to Amendment Number 10 to the Credit Agreement dated as of August 8, 2007 (“Amendment No. 10”), the Credit Agreement was amended to, among other things, permit PA Lender (as defined below) to make loans of up to $60,000,000 to Lions Gate Pennsylvania, Inc., a Pennsylvania corporation (“LGPA”) substantially on the terms set forth in Schedule 1.7 thereof to fund the production of motion pictures and televisions shows in the Pennsylvania Regional Center subject to the requirements that (i) the PA Lender has entered into an intercreditor agreement with the Administrative Agent reasonably satisfactory to the Administrative Agent in all respects and (ii) a cash collateral account, holding an amount equal to the principal amount of the outstanding loans made by the PA Lender, is maintained with the Administrative Agent.
     In order to (i) implement Amendment No. 10, (ii) provide guarantees and a security interest in the Film Library (as defined below) to the PA Lender for the obligations under the PA Credit Agreement and (iii) permit an increase in the amount of the loans by the PA Lender to $66,000,000 and approve certain other changes to the terms thereof, the parties hereto have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:
     (A) Article 1 of the Credit Agreement is hereby amended to insert the following definitions in their appropriate alphabetical sequence:
‘Film Library’ shall mean with respect to each Credit Party, that portion of the Collateral representing all of such Credit Party’s right, title and interest in and to all items of Product including the distribution rights for each item of Product, commencing on the date that is eighteen (18) months after the date that any such item of Product was first commercially distributed, exhibited or released, and any proceeds thereof.
‘Group Lender’ and ‘Group Lenders’ shall mean, at any time for which it is to be determined, the Sterling Lender and/or the U.S. Dollar Lenders, as applicable.
‘LGPA’ shall mean Lions Gate Pennsylvania, Inc., a Pennsylvania corporation.
‘PA Borrower’ shall mean, jointly and severally, LGPA together with its Subsidiaries party to the PA Credit Agreement from time to time.
‘PA Credit Agreement’ shall mean that certain Loan Agreement entered into on April ___, 2008, by and between PA Lender and PA Borrowers.
‘PA Event of Default’ shall mean an Event of Default, as defined in the PA Credit Agreement.
‘PA Lender’ shall mean Pennsylvania Regional Center, LP I and its permitted successors and assigns, as lender to PA Borrowers pursuant to the terms of the PA Credit Agreement.
‘PA Loan’ shall mean the loans made under, and in accordance with, the PA Credit Agreement.
‘PA Obligations’ shall mean all “Obligations” owing by the PA Borrowers to PA Lender as defined in the PA Credit Agreement.”
     (B) Article 1 is hereby further amended by replacing the definitions of “Borrower,” “Event of Default,” “Lender,” “Lenders,” “Guarantors” and “Obligations,” contained therein in their entirety with the following, respectively:
‘Borrower’ shall mean LGEC and LGEI, except that with respect to the UK Loans, Borrower shall mean the UK Borrower; provided, however, that for the purposes of Articles 8, 9 and 12 hereof, the term “Borrower” shall also include the PA Borrowers in respect of the PA Obligations.
‘Event of Default’ shall have the meaning given to such term in Article 7 hereof and for the purposes of Articles 8, 9, 10, 11 and 12, hereof, the term “Event of Default” shall also include a PA Event of Default.
‘Guarantors’ shall mean (i) LGEC with respect to (a) the Obligations of LGEI and (b) the PA Obligations, (ii) LGEI with respect to (a) the Obligations of LGEC and (b) the PA Obligations, (iii) all the other entities listed on Schedule 3.7(a) and Schedule 1.3 hereto and any other direct or indirect Subsidiary of a Credit Party acquired or created after the date hereof (other than, with respect to the guaranty of PA Obligations, any PA Borrower) which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.17 with respect to (1) the obligations of all of the Borrowers under this Credit Agreement, the Notes, any other Fundamental Document and the Fee Letter and (2) the PA Obligations and (iv) Redbus Pictures and Redbus Home Entertainment Limited and any other Subsidiaries of Redbus acquired or created after the date hereof, which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.17 with respect to the obligations of the UK Borrower; provided, however, that for the sake of clarification, no Unrestricted Subsidiary or Inactive Subsidiary shall be a Guarantor hereunder; provided, further, that neither Redbus nor any of its Subsidiaries shall be considered Guarantor of the Obligations of LGEI, LGEC or any PA Borrower hereunder.
‘Lender’ and ‘Lenders’ shall mean the Sterling Lender and/or the U.S. Dollar Lenders and/or the PA Lender, as applicable.
‘Obligations’ shall mean (a) the obligation of the Borrowers to make due and punctual payment of (i) principal of and interest on the Loans, the face amount of the Commitment Fees, any reimbursement obligations in respect of Letters of Credit, monetary obligations of any Credit Party pursuant to interparty agreements delivered in connection with Special Purpose Producer Agreements, costs and attorneys’ fees and all other monetary obligations of the Borrowers to the Administrative Agent, the Issuing Bank or any Group Lender under this Credit Agreement, the Notes, any other Fundamental Document or the Fee Letter, (ii) all amounts payable by the Borrowers to any Group Lender under any Currency Agreement or Interest Rate Protection Agreement, provided that the Administrative Agent shall have received written notice thereof within ten (10) Business Days after execution of such Currency Agreement or Interest Rate Protection Agreement and (iii) amounts payable to JPMorgan Chase Bank or any of its Affiliates in connection with any bank account maintained by the Borrowers or any other Credit Party at JPMorgan Chase Bank or any such Affiliate or any other banking services provided to the Borrowers or any other Credit Party by JPMorgan Chase Bank or any such Affiliate and (b) for the purposes of Articles 8, 9 and 12, hereof and Annex I hereto, the term “Obligations” shall also include the PA Obligations.”

     (C) Article I of the Credit Agreement is hereby amended by replacing each use, throughout, of: (i) “the Lenders” with “the Group Lenders”, (ii) “Lender” with “Group Lender” (including, without limitation, in the definition of “Required Lenders”) and (iii) “all Lenders” with “all Group Lenders”, except that uses of “the Lenders”, “Lender” and “all Lenders” in the following definitions shall not be replaced:
(1) “Administrative Agent”;
(2) “Initial Date”, item (iii); and
(3) “Material Adverse Effect”.
     (D) The definition of “Pennsylvania Regional Financing Arrangement” appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words “on Schedule 1.7 annexed hereto” and inserting in the place the words “set forth in the PA Credit Agreement”.
     (E) The definition of “Percentage” appearing in Article 1 of the Credit Agreement is hereby amended by adding the following proviso at the end of the existing text:
          ”; provided however, that solely for purposes of Section 12.6 hereof (including determination of Pro Rata Share for use in connection with Section 12.6), Percentage shall be determined as if the PA Lender holds a U.S. Dollar Credit Commitment equal to its commitment under the PA Credit Agreement and the Total U.S. Dollar Revolving Credit Commitment were increased by such amount.”
     (F) Articles 2 through 7 and Articles 10, 11 and 13 (excluding Sections 6.2(a), 6.3(iii), 13.1, 13.2, 13.5, 13.8, 13.9, 13.11A and 13.13) of the Credit Agreement are hereby amended by replacing each use, throughout, of: (i) “the Lenders” with “the Group Lenders”, (ii) “Lender” with “Group Lender” and (iii) “all Lenders” with “all Group Lenders”.
     (G) Section 6.1(r) of the Credit Agreement is hereby amended by deleting the figure “$60,000,000” and replacing it with the figure “$66,000,000”.
     (H) Section 8.7 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following proviso:
          “provided, however, that, the Administrative Agent may in its discretion and with the consent of the Required Lenders (and PA Lender, if the funds constitute proceeds of the Film Library), apply funds comprising the Collateral to pay the cost (i) of completing any item of Product owned in whole or in part by any Credit Party in any stage of production and (ii) of making delivery to the distributors of such item of Product. Any amounts remaining after such indefeasible payment in full shall be remitted to the appropriate Credit Party or as a court of competent jurisdiction may otherwise direct.”
     (F) Article 11 of the Credit Agreement is hereby amended to insert a new Section 11.5 at the end of the existing text to read as follows:

          “SECTION 11.5 LGPA Financing. In order to induce the Group Lenders to permit the making of the PA Loan, the Credit Parties agree that prior to or simultaneously with each advance of the PA Loan under the PA Credit Agreement, the Borrowers shall deposit or cause to be deposited in the U. S. Cash Collateral Account an amount in cash or Cash Equivalents equal to 105% of the principal amount of such advance. If the principal of any PA Loan under the PA Credit Agreement is repaid, in whole or in part, the Administrative Agent will if requested by the Borrowers at a time when no Default or Event of Default shall have occurred and be continuing, release the portion of such deposit in excess of 105% of the principal amount of the PA Loan then outstanding. The PA Lender acknowledges that it shall have no interest whatsover in any collateral provided pursuant to this Section 11.5 or any proceeds thereof, and that such collateral is being provided solely for the benefit of the Group Lenders, the Administrative Agent and the Issuing Bank.”
     (G) Section 12.5(a) of the Credit Agreement is hereby amended by replacing the second sentence thereof with the following:
          “The Administrative Agent, the Issuing Bank and their respective directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to: (i) instructions received by it from the Required Lenders (and PA Lender, if such instructions relate to the Film Library), (ii) Section 12.15 hereof, or (iii) in reliance upon the advice of counsel selected by it with reasonable care.”
     (H) The Credit Agreement is hereby amended by inserting Section 12.15 immediately after Section 12.14, as follows:
          “SECTION 12.15 Annex I to Amendment Number 11 to the Credit Agreement. The relative rights of Group Lenders, PA Lender and Administrative Agent with respect to the Collateral are governed by the provisions of Annex I hereto, and each of the Lenders, the Credit Parties and the Administrative Agent hereby agrees to be bound by such provisions and each of the Lenders and Credit Parties authorizes the Administrative Agent to take any action necessary to carry out the purpose of such provisions.”
     (I) The Credit Agreement is hereby amended by inserting a new Section 13.11A immediately after Section 13.11, to read as follows:
          “SECTION 13.11A Certain Matters Regarding PA Lender and Amendments. No modification, amendment or waiver of any provision of Amendment No. 11, dated as of April 10, 2008 to the Credit Agreement (“Amendment No. 11”) or Annex I thereto or any provisions of the Credit Agreement amended by such Amendment No. 11, and no consent to any departure by any other party therefrom, shall in any event be effective unless the same shall be in writing and signed by the PA Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No provision of Amendment No. 11, Annex I thereto or any provision of the Credit Agreement amended by such Amendment No. 11 shall be terminated without the written consent of the PA Lender as long as the PA Obligations are outstanding. The PA Lender hereby consents to any modification, waiver, consent or amendment which is hereafter approved by the requisite Group Lenders which may (i) release a substantial portion of the Collateral which does not include the Film Library, (ii) extend the

Maturity Date, (iii) amend the definition of “Required Lenders,” (iv) amend the definition of “Collateral” (and defined terms used in the definition of Collateral) other than the Film Library, (v) amend or modify Section 2.1(c), 2.2, 2.13(d), 2.6(a)(i), 2.6(i) or Section 13.11 or (vi) increase the advance rates of any components or add any new components to the Borrowing Base.
     (J) The Credit Agreement is hereby amended to add Annex I thereto in the form thereof attached to this Amendment No. 11.
     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “ Effective Date”):
     (A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Administrative Agent, the PA Lender and the Required Lenders;
     (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders; and
     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.
     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:
     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);
     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.
     Section 5. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.
     Section 6. Fundamental Documents. This Amendment (including Annex I hereto) is designated a Fundamental Document by the Administrative Agent.
     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 9. Counterparts. This Amendment may be executed by facsimile or by electronic mail of a pdf file, and in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
     Section 12. Ratification By Borrowers and Guarantors. Each of the Borrowers and Guarantors hereby acknowledges, confirms and agrees that (i) its guarantee(s) contained within Article 9 of the Credit Agreement are continuing guarantee(s) of the “Obligations”, including, without limitation, the PA Obligations, (ii) the security interests granted by it pursuant to Article 8 of the Credit Agreement secure its “Obligations” owing to the Lenders, including, without limitation, the PA Obligations and (iii) the security interests granted by it pursuant to Articles 10 and 11 of the Credit Agreement secure its “Obligations” owing to the Group Lenders.
     Section 13. PA Lender Acknowledgement and Agreement. The PA Lender hereby acknowledges that by executing this Amendment No. 11 it has become a party to the Credit Agreement solely for the purpose of obtaining the benefit of the guarantees and security interests described in clauses (i) and (ii) of Section 12 above with respect to the PA Obligations and for no other purpose and agrees that for the purposes of the Credit Agreement, including, without limitation, Annex I, it will be a Lender and will comply with all obligations of the Lenders set out therein, including, without limitation, the obligations of the Lenders set forth in Articles 8, 9, and 12 and Sections 13.1, 13.2, 13.5, 13.8, 13.9 13.11A and 13.13 thereof.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS (in their capacities both as Borrowers and as Guarantors): LIONS GATE ENTERTAINMENT CORP.
By	/s/
Name:
Title: General Counsel & EVP

LIONS GATE ENTERTAINMENT INC.
By	/s/
Name:
	Title:	General Counsel & EVP

Executed as a Deed by	)
LION GATE UK LIMITED	)
by	)

/s/

(Director) and
/s/

(Director/Secretary)
GUARANTORS:
3WISE GUYS PRODUCTIONS INC.
3F SERVICES, INC.
ALL ABOUT US PRODUCTIONS, INC.
AM PSYCHO PRODUCTIONS, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
ATTRACTION PRODUCTIONS LLC
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
BLUE PRODUCTIONS INC.
BURROWERS PRODUCTIONS, INC.
CAVE PRODUCTIONS, INC.
CINEPIX ANIMATION INC./ANIMATION
          CINEPIX INC.

CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEBMAR/MERCURY, LLC
DEBMAR STUDIOS INC.
DEVILS REJECTS, INC.
DJM SERVICES, INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
EMPLOYEE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
FUSION PRODUCTIONS, INC.
GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KILL PIT PRODUCTIONS INC.
KING OF THE WORLD PRODUCTIONS LLC
INVISIBLE CASTING INC.
LANDSCAPE ENTERTAINMENT CORP.
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS
          CORP./PRODUCTIONS FILMS LIONS
          GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION DEVELOPMENT
          LLC
LIONS GATE TELEVISION INC.
LG HORROR CHANNEL HOLDINGS LLC
LOVESPRING PRODUCTIONS, INC.
LUCKY 7 PRODUCTIONS CORP.
MOTEL MAN PRODUCTIONS INC.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PALM SPRINGS PRODUCTIONS INC.

PLANETARY PRODUCTIONS, LLC
POST PRODUCTION, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PUNISHER PRODUCTIONS, INC.
SCARLETT, LLC
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
TALK PRODUCTIONS CORP.
TOUCH PRODUCTIONS CORP.
TERRESTRIAL PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WILDFIRE 2 PRODUCTIONS INC.
WILDFIRE 3 PRODUCTIONS INC.
WILDFIRE 4 PRODUCTIONS INC.
WRITERS ON THE WAVE, INC.

By:	/s/
Name:
	Title:	General Counsel

BLAIR WITCH FILM PARTNERS LTD. By: Artisan Filmed Productions Inc. Its: General Partner
By:	/s/
Name:
	Title:	General Counsel

Executed as a Deed by	)
LIONS GATE PICTURES UK LIMITED	)
by	)

/s/
(Director) and

/s/
(Director/Secretary)

Executed as a Deed by	)
LIONS GATE HOME	)
ENTERTAINMENT UK LIMITED	)
by	)

/s/
(Director) and

/s/
(Director/Secretary)

PA BORROWERS (in their capacities both as PA Borrowers and as Guarantors): LIONS GATE PENNSYLVANIA, INC.
By	/s/
Name:
Title:

VERDICT PRODUCTIONS, INC.
By	/s/
Name:
Title:

CUPID PRODUCTIONS, INC.
By	/s/
Name:
Title:

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent
By	/s/
Name:
Title: Address: Attention: Facsimile:

BANK LEUMI USA
By	/s/
Name:
Title: Address: Attention: Facsimile:

BNP PARIBAS
By	/s/
Name:
Title: Address: Attention: Facsimile:

By	/s/
Name:
Title: Address: Attention: Facsimile:

CITY NATIONAL BANK
By	/s/
Name:
Title: Address: Attention: Facsimile:

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank)
By	/s/
Name:
Title: Address: Attention: Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK
By
Name:
Title: Address: Attention: Facsimile:

By
Name:
Title: Address: Attention: Facsimile:

MANUFACTURERS BANK
By	/s/
Name:
Title: Address: Attention: Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By	/s/
Name:
Title: Address: Attention: Facsimile:

SOCIETE GENERALE
By	/s/
Name:
Title: Address: Attention: Facsimile:

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank
By
Name:
Title: Address: Attention: Facsimile:

UNION BANK OF CALIFORNIA, N.A.
By	/s/
Name:
Title: Address: Attention: Facsimile:

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By
Name:
Title: Address: Attention: Facsimile:

By
Name:
Title: Address: Attention: Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By
Name:
Title: Address: Attention: Facsimile:

GRAYSON & CO.
By
Name:
Title: Address: Attention: Facsimile:

PENNSYLVANIA REGIONAL CENTER, LP I
By	/s/
Name:
Title: Address: Attention: Facsimile: